Exhibit 99.1

Global Payments Reports Second Quarter Earnings

          ATLANTA, Jan. 5 /PRNewswire-FirstCall/ -- Global Payments Inc. (NYSE: GPN) today announced results for its second quarter ended November 30, 2006.  For the second quarter, revenue grew 19 percent to $260.7 million compared to $219.7 million in the prior year.  Excluding the impact of current period stock option expense and prior year restructuring charges, diluted earnings per share grew 16 percent to $0.44 compared to $0.38 in the prior year quarter.

          For the six months ended November 30, 2006, revenue grew 17 percent to $521.0 million compared to $444.1 million in the prior year period.  Excluding the impact of current period stock option expense and prior year restructuring charges, diluted earnings per share grew 29 percent to $0.99 from $0.77 in the prior year period.

          In accordance with GAAP, both quarter and year-to-date prior period diluted earnings per share include certain restructuring charges (see attached reconciliation schedule) relating to an operating center consolidation, which was announced in July 2005.  Additionally, both the current quarter and year-to-date periods include the recognition of stock option expenses as a result of the company’s June 1, 2006 adoption of Statement of Financial Accounting Standards No. 123( R ) using the modified prospective method.  For the three and six months ended November 30, 2006, GAAP diluted earnings per share were $0.42 and $0.92, respectively, compared to $0.37 and $0.75, respectively, in the prior year periods.

          Comments and Outlook

          Chairman, President and CEO, Paul R. Garcia, stated, “We are pleased to report solid financial results for our fiscal 2007 second quarter, which were primarily due to expansion in our merchant services segment.  Our domestic ISO channel continues to drive our merchant services revenue growth, in addition to a full quarter’s results from our new Asia-Pacific joint venture with HSBC.  Our merchant services results also benefited from a favorable Canadian currency exchange rate compared to the prior year.  Based on recent Canadian exchange rate movements, however, we do not expect to receive a similar benefit for the second half of our fiscal year. Lastly, our consumer money transfer segment reported strong revenue growth in the quarter, although we are anticipating slower growth in this area for the second half of our fiscal year due to a competitive pricing environment.”

          “Based on our first half results and our second half expectations, we are reaffirming the low end of our annual fiscal 2007 revenue guidance of $1,057 million, and reducing the high end of this guidance to $1,069 million.  This revenue guidance reflects an expected 16 percent to 18 percent growth versus $908 million in fiscal 2006.  In addition, we are reaffirming our annual fiscal 2007 diluted earnings per share guidance of $1.79 to $1.85, excluding the impact of stock option expenses as a result of our adoption of FAS 123R, for an expected growth of 16 percent to 20 percent versus $1.54 in fiscal 2006.(1) Including the impact of these stock option expenses, our annual fiscal 2007 diluted earnings per share guidance is $1.69 to $1.75,” said Garcia.

          Conference Call

          Global Payments will hold a conference call today, January 5, 2007 at 10:30 a.m. ET to discuss financial results and business highlights.  The conference call may be accessed by calling 1-888-791-2132 (U.S.) or  1-517-623-4000 (internationally) and using a pass code of “GPN” for both numbers, or via Web cast at www.globalpaymentsinc.com.  A replay of the call will be available on the Global Payments Web site through January 19, 2007.

          Global Payments Inc. (NYSE: GPN) is a leading provider of electronic transaction processing services for consumers, merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Latin America, Europe and the Asia-Pacific.  Global Payments offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management.  The company also provides consumer money transfer services from the U.S. and Europe to destinations in Latin America, Morocco and the Philippines.  For more information about the company and its services, visit www.globalpaymentsinc.com.

(1)	Fiscal 2006 diluted earnings per share was $1.53 on a GAAP basis, which includes restructuring charges equivalent to $0.01 in diluted earnings per share.

          This announcement and comments made by Global Payments’ management during the conference call may contain forward-looking statements pursuant to the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward looking statements involve risks and uncertainties such as product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, foreign currency risks, costs of capital, continued certification by credit card associations, the ability to consummate and integrate acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable.  The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Contact:	Jane M. Elliott
770-829-8234 Voice
770-829-8267 Fax
investor.relations@globalpay.com

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended November 30,

	2006	2005

Revenues	$260,697	$219,673
Operating expenses:
Cost of service	105,766	86,912
Sales, general and administrative	102,628	81,728
Restructuring	—	1,005
	208,394	169,645
Operating income	52,303	50,028
Other income (expense):
Interest and other income	3,728	1,520
Interest and other expense	(1,737)	(1,802)
	1,991	(282)
Income before income taxes and minority interest	54,294	49,746
Provision for income taxes	(17,692)	(16,963)
Minority interest, net of tax	(2,600)	(2,170)
Net income	$34,002	$30,613
Earnings per share:
Basic	$0.42	$0.39
Diluted	$0.42	$0.37
Weighted average shares outstanding:
Basic	80,147	78,748
Diluted	81,729	81,906

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Six Months Ended November 30,

	2006	2005

Revenues	$521,005	$444,129
Operating expenses:
Cost of service	203,956	180,094
Sales, general and administrative	201,219	161,605
Restructuring	—	1,878
	405,175	343,577
Operating income	115,830	100,552
Other income (expense):
Interest and other income	7,324	2,434
Interest and other expense	(3,899)	(3,322)
	3,425	(888)
Income before income taxes and minority interest	119,255	99,664
Provision for income taxes	(38,601)	(33,985)
Minority interest, net of tax	(5,143)	(4,328)
Net income	$75,511	$61,351
Earnings per share:
Basic	$0.94	$0.78
Diluted	$0.92	$0.75
Weighted average shares outstanding:
Basic	79,939	78,385
Diluted	81,651	81,458

CONSOLIDATED CONDENSED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	November 30, 2006	May 31, 2006

	(Unaudited)
Assets
Cash and cash equivalents	$249,247	$218,475
Accounts receivable, net	74,524	67,476
Claims receivable, net	800	903
Settlement processing assets	29,068	39,671
Other current assets	23,274	21,881
Current assets	376,913	348,406
Property and equipment, net	112,712	107,977
Goodwill	443,917	387,280
Other intangible assets, net	179,372	167,182
Other assets	7,934	7,833
Total assets	$1,120,848	$1,018,678
Liabilities and Shareholders’ Equity
Settlement processing obligations	$39,382	$37,942
Payable to money transfer beneficiaries	6,337	6,361
Accounts payable and other accrued liabilities	114,111	104,606
Obligations under capital leases	202	746
Current liabilities	160,032	149,655
Other long-term liabilities	78,736	85,804
Total liabilities	238,768	235,459
Minority interest in equity of subsidiaries	15,771	12,996
Shareholders’ equity	866,309	770,223
Total liabilities and shareholders’ equity	$1,120,848	$1,018,678

UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Six Months Ended November 30,

	2006	2005

Cash flows from operating activities:
Net income	$75,511	$61,351
Non-cash items
Depreciation and amortization	20,058	20,378
Minority interest in earnings	5,487	4,328
Other, net	15,446	14,918
Changes in working capital, which (used) provided cash
Settlement processing	9,339	60,678
Other, net	(11,622)	(18,714)
Net cash provided by operating activities	114,219	142,939
Cash flows from investing activities:
Capital expenditures	(15,259)	(12,538)
Business acquisitions, net of cash acquired	(79,530)	(1,571)
Net cash used in investing activities	(94,789)	(14,109)
Cash flows from financing activities:
Net payments on lines of credit	—	(58,606)
Principal payments under capital leases and other notes	(544)	(2,057)
Net stock issued to employees under stock plans and dividends	14,020	11,624
Distributions to minority interests	(4,707)	(5,407)
Net cash provided by (used in) financing activities	8,769	(54,446)
Effect of exchange rate changes on cash	2,573	8,333
Increase in cash and cash equivalents	30,772	82,717
Cash and cash equivalents, beginning of period	218,475	48,979
Cash and cash equivalents, end of period	$249,247	$131,696

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliation to Exclude Restructuring and Stock Option Expenses from Normalized Results

(In thousands, except per share data)

	Three Months Ended November 30,

	2006			2005

	Normalized	Stock Options(1)	GAAP	Normalized	Restructuring(2)	GAAP

Revenues	$260,697	$—	$260,697	$219,673	$—	$219,673
Operating expenses:
Cost of service	105,766	—	105,766	86,912	—	86,912
Sales, general and administrative	99,353	3,275	102,628	81,728	—	81,728
Restructuring	—	—	—	—	1,005	1,005
	205,119	3,275	208,394	168,640	1,005	169,645
Operating income	55,578	(3,275)	52,303	51,033	(1,005)	50,028
Other income/(expense)
Interest and other income	3,728	—	3,728	1,520	—	1,520
Interest and other expense	(1,737)	—	(1,737)	(1,802)	—	(1,802)
	1,991	—	1,991	(282)	—	(282)
Income before income taxes	57,569	(3,275)	54,294	50,751	(1,005)	49,746
Provision for income taxes	(18,759)	1,067	(17,692)	(17,306)	343	(16,963)
Minority interest, net of tax	(2,600)	—	(2,600)	(2,170)	—	(2,170)
Net income	$36,210	$(2,208)	$34,002	$31,275	$(662)	$30,613
Basic shares	80,147	—	80,147	78,748	—	78,748
Basic earnings per share	$0.45	$(0.03)	$0.42	$0.40	$(0.01)	$0.39
Diluted shares	81,729	—	81,729	81,906	—	81,906
Diluted earnings per share	$0.44	$(0.02)	$0.42	$0.38	$(0.01)	$0.37

(1) Relates to the company’s adoption of SFAS 123( R ) on June 1, 2006, which requires the recognition of compensation expense resulting from employee stock options.  Also reflects the related income tax benefit using the company’s effective tax rate, which is defined as the provision for income taxes divided by income before income taxes and minority interest.

(2) Restructuring amount consists of employee termination benefits and facility costs relating to an operating center consolidation.  Also reflects the related income tax benefit using the company’s effective tax rate, as described above.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

Reconciliation to Exclude Restructuring and Stock Option Expenses from Normalized Results

(In thousands, except per share data)

	Six Months Ended November 30,

	2006			2005

	Normalized	Stock Options(1)	GAAP	Normalized	Restructuring (2)	GAAP

Revenues	$521,005	$—	$521,005	$444,129	$—	$444,129
Operating expenses:
Cost of service	203,956	—	203,956	180,094	—	180,094
Sales, general and administrative	193,941	7,278	201,219	161,605	—	161,605
Restructuring	—	—	—	—	1,878	1,878
	397,897	7,278	405,175	341,699	1,878	343,577
Operating income	123,108	(7,278)	115,830	102,430	(1,878)	100,552
Other income/(expense)
Interest and other income	7,324	—	7,324	2,434	—	2,434
Interest and other expense	(3,899)	—	(3,899)	(3,322)	—	(3,322)
	3,425	—	3,425	(888)	—	(888)
Income before income taxes	126,533	(7,278)	119,255	101,542	(1,878)	99,664
Provision for income taxes	(40,957)	2,356	(38,601)	(34,625)	640	(33,985)
Minority interest, net of tax	(5,143)	—	(5,143)	(4,328)	—	(4,328)
Net income	$80,433	$(4,922)	$75,511	$62,589	$(1,238)	$61,351
Basic shares	79,939	—	79,939	78,385	—	78,385
Basic earnings per share	$1.01	$(0.07)	$0.94	$0.80	$(0.02)	$0.78
Diluted shares	81,651	—	81,651	81,458	—	81,458
Diluted earnings per share	$0.99	$(0.07)	$0.92	$0.77	$(0.02)	$0.75

(1) Relates to the company’s adoption of SFAS 123( R ) on June 1, 2006, which requires the recognition of compensation expense resulting from employee stock options.  Also reflects the related income tax benefit using the company’s effective tax rate, which is defined as the provision for income taxes divided by income before income taxes and minority interest.

(2) Restructuring amount consists of employee termination benefits and facility costs relating to an operating center consolidation.  Also reflects the related income tax benefit using the company’s effective tax rate, as described above.

SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended November 30,

	2006	2005

Revenues
Domestic direct	$132,522	$114,455
Canada	54,766	51,624
Asia-Pacific	14,849	—
Central and Eastern Europe	13,248	11,415
Domestic indirect and other(1)	11,419	13,220
Merchant services(1)	226,804	190,714
Domestic	29,888	26,500
Europe	4,005	2,459
Money transfer(1)	33,893	28,959
Total revenues	$260,697	$219,673
Operating income
Merchant services	$61,281	$56,270
Money transfer	4,067	4,224
Corporate(2)	(13,045)	(9,461)
Restructuring	—	(1,005)
Operating income	$52,303	$50,028

(1)

Prior to fiscal 2006, the company’s legacy funds transfer revenue was historically reported in “Money transfer”.  Beginning in the fourth quarter of fiscal 2006, such revenues were reclassified to “Merchant services” under the “Domestic indirect and other” category.  All prior period amounts were reclassified for this change.  With this change, the company’s “Money transfer” segment only includes its consumer money transfer service offerings.

(2)	Fiscal 2007 includes compensation expense resulting from employee stock options as a result of our adoption of FAS 123R. Fiscal 2006 does not include these expenses.

SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Six Months Ended November 30,

	2006	2005

Revenues
Domestic direct	$267,964	$229,720
Canada	115,684	105,902
Asia-Pacific	20,335	—
Central and Eastern Europe	26,523	24,142
Domestic indirect and other(1)	23,614	27,388
Merchant services(1)	454,120	387,152
Domestic	59,190	52,201
Europe	7,695	4,776
Money transfer(1)	66,885	56,977
Total revenues	$521,005	$444,129
Operating income
Merchant services	$134,242	$112,518
Money transfer	8,746	8,803
Corporate(2)	(27,158)	(18,891)
Restructuring	—	(1,878)
Operating income	$115,830	$100,552

(1)

Prior to fiscal 2006, the company’s legacy funds transfer revenue was historically reported in “Money transfer”.  Beginning in the fourth quarter of fiscal 2006, such revenues were reclassified to “Merchant services” under the “Domestic indirect and other” category.  All prior period amounts were reclassified for this change.  With this change, the company’s “Money transfer” segment only includes its consumer money transfer service offerings.

(2)	Fiscal 2007 includes compensation expense resulting from employee stock options as a result of our adoption of FAS 123R. Fiscal 2006 does not include these expenses.

SOURCE  Global Payments Inc.
          -0-                                                            01/05/2007
          /CONTACT:  Jane M. Elliott of Global Payments Inc., +1-770-829-8234, or fax, +1-770-829-8267, or investor.relations@globalpay.com /
          /First Call Analyst: /
          /FCMN Contact: phyllis.mcneill@globalpay.com /
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          /Web site:  http://www.globalpaymentsinc.com/